UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of report (Date of earliest event reported): May 21, 2015

EMPLOYERS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)
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NEVADA	001-33245	04-3850065
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

10375 Professional Circle
Reno, Nevada		89521
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number including area code: (888) 682-6671

No change since last report
(Former Name or Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 21, 2015, at the 2015 Annual Meeting of Stockholders (the "2015 Annual Meeting") of Employers Holdings, Inc. (the "Company"), the Company's stockholders approved amendments to the Employers Holdings, Inc. Amended and Restated Equity and Incentive Plan (as amended, the "Plan"). A description of the amendments to the Plan is contained in the Company's Proxy Statement filed with the Securities and Exchange Commission on April 10, 2015, and a copy of the Plan is attached as Exhibit 10.1 hereto. The Plan and the description thereof are incorporated herein by reference.

Item 5.07.   Submission of Matters to a Vote of Security Holders.
(a)
The matters that were voted upon at the 2015 Annual Meeting, and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each such matter, where applicable, are set forth below.
(b)
At the 2015 Annual Meeting, the Company’s stockholders (i) elected the Company’s nominees for director; (ii) approved the proposed Amended and Restated Equity and Incentive Plan; (iii) approved, on an advisory (non-binding) basis, the Company’s executive compensation; and (iv) ratified the appointment of Ernst & Young LP as the Company’s independent accounting firm for the fiscal year ending December 31, 2015.

1.	Election of three directors to serve until the 2018 Annual Meeting of Stockholders:

Name	Votes For	Votes Withheld	Broker Non-Votes
Valerie R. Glenn	21,201,078	599,558	2,425,476
Ronald F. Mosher	21,725,432	75,204	2,425,476
Katherine W. Ong	21,457,960	342,676	2,425,476

2.	Vote on the proposed amendment to the Amended and Restated Equity and Incentive Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,178,547	310,450	311,639	2,425,476

3.	Advisory (non-binding) vote approving the Company’s executive compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,795,907	684,911	319,818	2,425,476

4.	Ratification of the appointment of Ernst &Young LLP as the Company’s independent accounting firm for the fiscal year ending December 31, 2015:

Votes For	Votes Against	Abstentions	Broker Non-Votes
24,057,335	122,438	46,339	—

Section 9 – Financial Statements and Exhibits
Item 9.01.   Financial Statements and Exhibits
10.1    Employers Holdings, Inc. Amended and Restated Equity and Incentive Plan.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPLOYERS HOLDINGS, INC.
Dated:	May 22, 2015	/s/ Lenard T. Ormsby
Lenard T. Ormsby
Executive Vice President,
Chief Legal Officer and General Counsel